UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008

SMART MOVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32951	54-2189769
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5990 Greenwood Plaza Blvd. #390 Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 488-0204

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation

Item 3.02 Unregistered Sales of Equity Securities.

Item 9.01 Financial Statements and Exhibits

Signature

Exhibits

EX 4.1-Bridge Loan Agreement dated as of November 26, 2008 among the Company and John Thomas Bridge & Opportunity Fund, LP
EX 4.2-10% Unsecured Debenture
EX 4.3- Warrant
EX 4.4- Registration Rights Agreement dated as of November 26, 2008 among the Company and John Thomas Bridge & Opportunity Fund, LP
Forward Looking Statements
Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Smart Move, Inc.’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding expected financing or funding transactions and any statements identified by forward looking terms such as “may,” “will,” “would,” “expect,” “plan,” “anticipate” or “project.” These statements are subject to risks and uncertainties which could cause actual results to differ materially from such statements, including, among others, risks relating to general economic conditions affecting the Company’s operations or the demand for its services and any delay or failure of the Company to complete any funding or financing transaction at levels sufficient to meet its working capital requirements. Smart Move has included a discussion of these and other pertinent risk factors in its Annual Report on Form 10-KSB for 2007 and in Quarterly Reports on Form 10-Q for the first, second and third quarters of 2008. Smart Move disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 1.01. Entry into a Material Definitive Agreement
On November 26, 2008, Smart Move, Inc. (the “Company”) entered into the material agreement described in Item 2.03, below, and the form of which is attached as Exhibit 4.1 (a Bridge Loan Agreement with John Thomas Bridge & Opportunity Fund, L.P.) by which the Company obtained gross loan proceeds of $300,000. The Company and the lender also entered into a Debenture, Warrant and a Registration Rights Agreement, copies of the forms of which are attached hereto as Exhibit 4.2, 4.3 and 4.4, respectively.
Item 2.03. Creation of a Direct Financial Obligation
On November 26, 2008, a Bridge Loan Agreement in the form attached as Exhibit 4.1, was entered into between the Company and John Thomas Bridge & Opportunity Fund, L.P. in the principal amount of $300,000 with a maturity date of March 31, 2009. The agreement contains provisions for earlier mandatory prepayment if one or more new financings aggregating $5,000,000 are consummated prior to the March 31, 2009 stated maturity date. The bridge loan terms also provide for a further extension of up to two months for repayment if required to complete new financings. The loan bears interest at the rate of 10% per annum, also due and payable at maturity. The bridge loan is unsecured and provides Smart Move with working capital to meet short-term needs while the Company pursues opportunities for long-term funding or financing for its working capital requirements. The Company paid two placement agent that are registered FINRA brokers an aggregate fee equal to 12% of the gross proceeds at the closing of the bridge loan. The terms of the bridge loan include conditional issuances of restricted securities to the lender as described in Item 3.02. The Company and the Investor also entered into a Debenture, Warrant and a Registration Rights Agreement, copies of the forms of which are attached hereto as Exhibit 4.2, 4.3 and 4.4, respectively.

Item 3.02. Unregistered Sales of Securities
In connection with the bridge loan funding described in Items 1.02 and 2.03 above, and as additional risk-related consideration agreed to be paid to the lender for making the short-term loan on an unsecured basis, the Company issued its unsecured 10% debenture and also agreed, subject to satisfaction of all listing requirements of the American Stock Exchange, to issue certain equity consideration in the form of restricted securities.
As the agreed Equity Consideration on the date on which one or more new financings or funding transactions occurs generating aggregate gross proceeds of at least $5,000,000, the Company agreed to issue a number of restricted shares of its Common Stock, corresponding to the original principal amount divided by the price per share at which any Common Stock is sold in a new financing transaction; or if no Common Stock is sold, a number of shares of the Common Stock of the Company equal to the original principal amount divided by the higher of $0.10 (or 75% of the average closing price of a share of Common Stock over the five trading days immediately preceding the date on which any new financing transaction occurs.) The Company also agreed to issue a three-year common stock purchase warrant to acquire 200% of the common shares issued at an exercise price per share equal to 150% of the issue price. The warrant may be redeemed by the Company at its option at a price of $0.10 per share covered by the warrant provided that (i) the Common Stock trades for ten of twenty trading days at a premium of 100% of the exercise price, and (ii) the stock underlying the warrants is registered for resale.
The Company agreed that the debenture issued at the closing of the bridge loan would be conditionally convertible in the event of the Company’s inability to repay the Debenture obligation in cash. The Default Conversion Price was stipulated to be the higher of $0.10 per share (the closing price on the date of issuance of the unsecured Debenture) and 75% of the average closing price of a share of Common Stock over the five trading days immediately preceding the default date. The March 31, 2009 stated Maturity Date of the Debenture may be extended by the Company in its discretion for up to two additional months, to allow additional time to close one or more new financings or funding transactions generating aggregate gross proceeds of at least $5,000,000, provided the Company pays accrued interest and an extension fee of 200,000 shares of the Company’s restricted common stock for each month extended.
The number of shares to be issued or or issuable, the Default Conversion Price, exercise price and the redemption price are all to be adjusted proportionately to give effect to any stock split that may be effected prior to or concurrently with any issuance, exercise or redemption. The Company agreed to cause the shares and underlying shares to be registered for resale by filing a registration statement on Form S-1 or Form S-3 (if available).
The issuance of the Equity Consideration securities was conditioned upon satisfaction of all listing requirements of the American Stock Exchange. The lender is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act of 1933, as amended (“the 1933 Act”) and the Company relied upon the exemption from securities registration afforded by the provisions of Rule 506 of Regulation D, under the 1933 Act. An aggregate placement agent fee equal to 12% of the gross bridge loan proceeds was paid by the Company to registered FINRA brokers at the Closing. The Company and the investor also entered into a Debenture, Warrant and a Registration Rights Agreement, copies of the forms of which are attached hereto as Exhibit 4.2, 4.3 and 4.4, respectively.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:
EX 4.1- Bridge Loan Agreement dated as of November 26, 2008 among the Company and John Thomas Bridge & Opportunity Fund, LP
EX 4.2- 10% Unsecured Debenture
EX 4.3- Warrant
EX 4.4- Registration Rights Agreement dated as of November 26, 2008 among the Company and John Thomas Bridge & Opportunity Fund, LP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

SMART MOVE, INC.
	By:	/s/ Edward Johnson
Date: December 3, 2008		Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

EX 4.1-	Bridge Loan Agreement dated as of November 26, 2008 among the Company and John Thomas Bridge & Opportunity Fund, LP

EX 4.2-	10% Unsecured Debenture

EX 4.3-	Warrant

EX 4.4-	Registration Rights Agreement dated as of November 26, 2008 among the Company and John Thomas Bridge & Opportunity Fund, LP